UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2006

                              CYTATION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                     00114800                  16-0961436
(State  of Incorporation)     (Commission File Number)        (IRS Employer
                                                         Identification  Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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     Unless  otherwise  indicated  or  the  context  otherwise  requires,  all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."

     ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.


     On April 12, 2006, Deer Valley entered into Loan and Security Agreement providing for a revolving line of credit in an amount not to exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Loan") evidenced by a revolving credit note (the "Note") and secured by accounts receivable, inventory, equipment and all other tangible and intangible personal property of Deer Valley, DVA, and Cytation. The purpose of the loan is to provide working capital, to provide Letter of Credit support, to replace Deer Valley's existing revolving line of credit currently with another bank, and to provide interim financing for the potential acquisition of the real property on which the plant is currently operating in Sulligent, Alabama. The Loan has a one year term and has a variable interest rate at 2.60% above LIBOR. Upon issuance of a letter of credit, Deer Valley is charged a letter of credit fee equal 1.00% of the face amount of the letter of credit. The Loan provides for conditions to meet prior to each advance, including financial ratios.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed with this Form 8-K:


(D) EXHIBIT NO.       DESCRIPTION
---------------       -----------
     10.1             Revolving Credit Loan and Security Agreement

     10.2             Form of Revolving Credit Note

     10.3             Continuing Guaranty of Cytation Corporation

     10.4             Continuing Guaranty of DeerValley Acquisitions, Corp.

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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYTATION CORPORATION



                                   By: /s/ Charles G. Masters
                                      ---------------------------------------
                                   Name:  Charles G. Masters
                                        -------------------------------------
                                   Title:  President, Chief Executive Officer
                                         ------------------------------------
                                   Dated:  April 18, 2006

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